EXHIBIT 10.21







Schedule 10.21 identifying  extensions that are substantially similar to Exhibit
10.20 in all material respects except as to the parties thereto and the amount of shares of common stock of the Company that are locked up

                           William Bozsnyak     3,477,685

                           Debbie Seaman        3,139,225

                           Joel San Antonio     5,500,000

                           Joseph Carrizzo        250,000









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